                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4893

                 ----------------------------------------------

                              THE TAIWAN FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
     (Address of principal executive offices in the United States)(Zip code)

(Name and Address of Agent for Service)                      Copy to:

         The Taiwan Fund, Inc.                        Leonard B. Mackey, Jr.
       c/o State Street Bank and                      Clifford Chance US LLP
             Trust Company                             31 West 52nd Street
       Attention: William C. Cox                        New York, NY 10019
          225 Franklin Street
           Boston, MA 02110

Registrant's telephone number, including area code:  (800) 636-9242

Date of fiscal year end:  August 31, 2005

Date of reporting period:  September 1, 2004-February 28, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 2005.

On a market value basis, the return on the Fund's shares was 26.79% reflecting the increase in the Fund's net asset value ("NAV") of 17.5% in U.S. dollar terms for the six months ended February 28, 2005 after taking into consideration the US$0.03044 per share distribution paid to the shareholders in January 2005 and a significant reduction in the discount at which the Fund's shares traded at February 28, 2005 as compared to August 31, 2004. During the same period, return of the Taiwan Stock Exchange Index (the "TAIEX") increased by 17.7% in U.S. dollar terms. The Fund underperformed the TAIEX by 0.2 percentage points.

On February 28, 2005, the Fund was trading at US$13.90 per share, reflecting a discount of 7.2% to the Fund's NAV per share of US$14.98. During the past six months, the Fund's shares traded at an average discount of around 11%, which was lower than the average discount of around 11.9% in the previous year. We believe that the narrowing of this discount reflects investors' growing optimism about the prospects for the Taiwanese market.

The growth of the global economy is expected to continue near trend at 3.3% in 2005 but below the 4.1% growth recorded in 2004. Despite the slower global economy expected, the United States and China will remain the principal engines of global growth, and healthy growth rates are also expected in other Asian emerging markets.

In China, the economy has witnessed strong growth with the real GDP growth rate reaching 9.5% in 2004. With the Chinese government's ongoing efforts to ensure that the economy grows at a steady and sustainable rate, it is expected that the economy will grow around 8.2% after last year's tightening measures. The main economic drivers will be strong domestic demand and exports. Meanwhile in Japan, the economy is projected to slow to 1.5% growth in 2005 from 2.6% in 2004 as domestic demand and exports slow.

Inflationary concerns have resurfaced recently on the back of higher oil prices, hence the risk remains that the pace of interest rate hikes will quicken. Recent economic data indicated continuing upbeat activity. U.S. real GDP grew at a 3.8% in the fourth quarter of 2004. That was much stronger than the previous estimate of 3.1% on the back of

--------------------------------------------------------------------------------

stronger trade and corporate investment performance. Economists have raised their forecasts for economic growth in 2005 on expectations for stronger consumption than in the prior survey, and increasing job creation will help maintain the average unemployment rate at around 5.2% in 2005, against the previous estimate of 5.3%.

The above scenario would be positive for the Taiwanese economy. After 5.7% growth in 2004, Taiwan's real GDP growth is projected by the Directorate General of Budget Accounting and Statistics to be 4.2% in 2005, which is stronger than the average forecasted global rate. Despite the impact of a soft landing in China, higher oil prices, rising interest rates, and instability in the Middle East, Taiwan's exports grew by 20% in 2004 due to external global demand. However, growth in Taiwan's export orders are projected to slow to 7.4% in 2005 from a stellar 20.9% in 2004 due to softer external demand and gains in the Taiwan NT dollar. While domestic consumption this year is anticipated to grow at a similar pace as in 2004 (3%), private investment is projected to slow to 8.9% in 2005 from 28.2% in 2004 because the year-earlier level was so high. On the interest rate front, we expect the Taiwanese Central Bank to keep up with the rising U.S. rate pace to offset any imported inflation.

For 2005, we anticipate that favorable domestic demand and exports combined with a healthy outlook for the U.S. and Chinese economies will support the market. In this context, Taiwan's investment could slow, but the outlook remains favorable due to the economic links that exist between China and Taiwan. However, an unexpected slowdown in the U.S. economy or the imposition by China of additional macro-economic cooling measures, would each have an adverse impact on Taiwan's economy. Other uncertainties that could unsettle the market would be unfavorable cross-strait relations or the oil price staying above US$55 per barrel.

Despite the expectation of global economic slowdown in 2005, we believe that Taiwan will remain a favorable market for long-term investment. Against the uncertain political backdrop, and slowing corporate earnings growth for the current year, Taiwan companies' long-term competitiveness should remain the same. This competitive strength on a global basis, plus taking advantage of the lower cost of production in China, will underpin the positive longer-term outlook for the stock market.

--------------------------------------------------------------------------------

We believe that Taiwan's stock market will remain one of the more favorable places for global investors in the future. The Board is confident about Taiwan's investment outlook.

Thank you for your continued support of The Taiwan Fund, Inc. We look forward to sharing with you our improving results over the longer term.

Sincerely,

/s/ S.Y. Wang
S. Y. Wang
Chairman

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's NAV per share was US$14.98 as of February 28, 2005. For the six months ended February 28, 2005, the Fund underperformed the TAIEX by 0.2 percentage points.

The performance attribution report generated by FactSet (an investment research service) shows that the Fund's positive performance contribution came from stock selection during the same period. At the stock level, the Fund's portfolio benefited from good stock selection in the IT hardware and integrated circuit ("IC") design stocks, but positions in selected financial and auto stocks detracted value. In terms of sector, our underweight position in the memory IC sector brought positive contributions, but was offset by the overweight positions in the printed circuit board ("PCB") sector.

INVESTMENT OUTLOOK

Recent macro-data across regions indicated a clear-cut confirmation that the global economy is recovering and sustainable. Macro-economic data across regions indicated that all elements of U.S. business activity appear to be moving forward, and positive data in emerging markets reflect strong fundamentals. Accordingly, we expect that the Taiwan market will improve moderately in 2005 with vigorous economic results showing up from the middle of 2005. We expect that the potential rebound in global growth from the middle of this year will benefit Taiwan's export-driven economy. Hence, this should offer reasonable investment opportunities for investors in the foreseeable future. We reiterate our view that the following four major factors will be the focal drivers to the market in 2005: (1) economic conditions; (2) market liquidity; (3) attractive valuations; and (4) the second phase of the Morgan Stanley Capital International's ("MSCI") re-weighting in May.

According to Taiwan government's estimates, the momentum of Taiwan's economic growth is expected to show an up-tick in the second half of 2005. We anticipate that Taiwan's economic fundamentals will remain resilient, supporting expansion of domestic and external demand. A recent upturn in the Organization for Economic Cooperation and Development ("OECD") leading indicators and accelerating Chinese economic growth support our arguments that exports will be the main driver of the Taiwan economy. For 2005, we anticipate global industrial activity to bottom out in the middle of 2005 and then to improve further in the second part of 2005. Furthermore, we expect an

--------------------------------------------------------------------------------

overflow from exports to domestic investment to emerge, with private investment to grow at a favorable rate at 8.9% in 2005. These investments will be bolstered by historically low interest rates, the government's policy incentives to improve job creation and asset price reflation. For the year of 2005, the Taiwan government is projecting a 4.05% GDP growth for the first half of 2005, while momentum is expected to pick up nicely to a growth rate of 4.35% in the second half of 2005. We also believe that the worldwide economy has enough strength to keep expanding at around a 3.5% annual rate in the first half of 2005.

In terms of the market liquidity, recent data pointed to a healthy condition. M2, the broadest measure of the island's money supply, rose 6.88% during the past six-month period of August 2004 to January 2005, up from the same period a year ago at 5.48%. Growth in M1B, which excludes time deposits and foreign-currency deposits included in M2, dropped to 14.48% from 17.17% for the same period. We expect the level of liquidity to be sustained due to: (1) a low interest rate environment, (2) ongoing foreign fund inflows, (3) appreciation of Taiwan NT dollars, and (4) improvement of non-performing loans.

In line with global market slowdown and slowing growth from an especially robust performance the previous year, we project a 4.8% year-over-year decline in corporate earnings in 2005 for our stock universe, against a stellar growth of 54% in 2004. In addition, we should expect to see consumer lending fall slightly in 2005 in the face of rising interest rates, which tend to slow consumer demand. On a positive note, we expect corporate lending to pick up on the back of foreign currency loans and the increasing cost of equity premiums. In terms of valuation, we note that the TAIEX is trading at the lower end of its range. The TAIEX's current price-to-earning ratio is close to 12.9 times (as of the end of February 2005) as compared to its five-year mean of 19.0 times.

The second phase of the MSCI's re-weighting should once again fuel the investors' buying interests, and that in turn will benefit Taiwan large market cap stocks. Such MSCI re-weighting will result in Taiwan becoming the country with the largest weighting within the MSCI Emerging Market Index - a weighting of more than 20% in May 2005. In the first phase, the limited investability factor ("LIF") was increased to 75% from 55%, and in the second phase, the MSCI will increase the LIF from 75% to 100% as of the end of March 31, 2005.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

For 2005, our strategy aims to increase our exposure to high-beta stocks in our portfolio, as we believe the market's focus will shift to a more aggressive pace and high-beta technology stocks will offer better returns if cautiously invested. Hence, our investment strategy for the current year will focus on three themes: seasonal returns, new product development and cash dividend yield themes. Defensive and yield stocks will make up some of our investment ideas in the near-to-mid term to serve as cushion for our portfolio. However, in view of relatively strong year-to-date performance within domestic-focused sectors, such as cement, finance, property and transportation, and considering that good news is being priced into these sectors, we see limited upside potential for domestic sectors in the second half of 2005. In addition, we will also reduce our low-beta stock holdings, such as telecommunication stocks, in the near-to-mid term. Separately, Taiwan's healthy liquidity, NT dollar strength and historic low interest rates will be key catalysts for domestic consumption and companies' asset price reflation in Taiwan, but we expect narrowly range-bound trading for those sectors.

We also embrace the positive effect of MSCI's second phase of re-weighting, which is expected to draw foreign capital inflows, further boosting the Taiwan market in the coming months. In this vein, we anticipate large market capitalization stocks will be the first beneficiaries, which is similar to what we witnessed in late 2004. We will continue to look for opportunities to accumulate large-cap stocks in diverse sectors.

Starting from 2005, we have begun to shift our over-weighting from previous technology downstream players (Information Technology consumer and hardware) to selective technology upstream players (Dynamic Random Access Memory "DRAM", foundry and IC packaging & testing) for the following reasons. Firstly, we anticipate the utilization rate of several technology upstream sectors -- DRAM, foundry and IC packaging- and testing to improve gradually throughout 2005. Secondly, upstream technology stocks with wise CAPEX (capital expenditure) practices will offer a range of benefits: sufficient cash to pay back to shareholders, greater pricing power over the cycle, and less earnings volatility. However, in process technology for IC fabrication, the combination of the trend towards increased outsourcing and Taiwan's outstanding capability in this sector should still favor IC foundry and packaging companies to drive long-term growth. Although

--------------------------------------------------------------------------------

DRAM companies' significant capital spending in 2004 and 2005 may result in oversupply and depressing profit margin concerns, we are inclined to look beyond the current short-term operational situation toward the increasing prevalence of new product (DDR2) to drive the sector's underlying performance from the later part of 2005 and beyond. As for downstream consumer and hardware stocks, we favor niche and selective players, particularly those companies that continue to expand their market share through complete product offerings and market penetration to grow earnings further. Another positive factor for the Taiwan technology sector is the historic low valuation at around 12.2 times price-to-earnings ratio, suggesting limited downside risks.

After demand for thin film transistor-liquid crystal displays ("TFT-LCD") products failed to keep pace with production in late 2004, TFT-LCD shares witnessed significant downturns. Despite this, we believe that rising demand for TFT-LCD TVs will serve as the key catalyst for the sector and more affordable prices will continue to stimulate demand in 2005 and beyond. It is projected that a compound annual growth rate (CAGR) for the TFT-LCD TV segment will be 41% in the next three years.

The increasing use in monitors, notebooks and televisions will continue to lead to the proliferation of TFT-LCD products and increase investors' interest. In the longer-term, the TFT-LCD industry is expected to double its growth to reach US$42 billion in 2007. Other interesting areas within the new product theme include: (1) 3G handsets (third generation mobile phone technology service), (2) the "digital home", and (3) game console upgrades. Considering uncertainty about the full integration of handsets and content, we believe the potential from these might gradually increase in the current year.

As for the financial sector, we note that less emphasis has been placed on financial reform by the Taiwan government to date, as two years of robust economic growth has significantly reduced non-performing loans to 2.78% (as of the end of January 2005) from 4.34% a year earlier. Pricey valuations of the financial sector at price-to-book ratio of 1.8 times compared with the broader market suggests that potential risk is on the downside as the pick up in corporate lending is unable to offset the contraction of consumer lending.

In the year ahead, we intend to increase exposure in high-beta stocks to take advantage of these diverse themes and attain better investment returns. We will continue to strive to beat the benchmark through a

--------------------------------------------------------------------------------

process of bottom-up stock selections. We are confident that the Taiwanese stock market and healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future. We believe that the fund's performance should provide satisfactory returns for investors over the longer term.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Victor Shih              /s/ Sally Chang
Victor Shih                  Sally Chang
Portfolio Manager            Deputy Portfolio Manager

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2005             %
--------------------------------------------------
Asustek Computer, Inc.                     6.6
--------------------------------------------------
MediaTek, Inc.                             5.3
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     5.0
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        4.8
--------------------------------------------------
China Steel Corp.                          4.3
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  4.2
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          4.0
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      4.0
--------------------------------------------------
Mega Financial Holding Co. Ltd.            3.3
--------------------------------------------------
Formosa Chemicals & Fibre Corp.            3.3
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2005           %
--------------------------------------------------
Semi-conductor                            20.3
--------------------------------------------------
Financial Services                        16.7
--------------------------------------------------
Electronics                               12.6
--------------------------------------------------
PC & Peripherals                          12.2
--------------------------------------------------
Telecommunications                        10.8
--------------------------------------------------
Plastics                                   8.7
--------------------------------------------------
Iron & Steel                               4.3
--------------------------------------------------
General Merchandise Stores                 3.3
--------------------------------------------------
Others & Miscellaneous                     3.2
--------------------------------------------------
Petroleum Services                         2.2
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2004               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.9
--------------------------------------------------
Asustek Computer, Inc.                     6.1
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  6.0
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          5.3
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        4.5
--------------------------------------------------
Mega Financial Holding Co. Ltd.            4.3
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      4.2
--------------------------------------------------
China Steel Corp.                          4.0
--------------------------------------------------
Taishin Financial Holdings Co. Ltd.        3.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2004             %
--------------------------------------------------
Financial Services                        17.7
--------------------------------------------------
Semi-conductor                            17.6
--------------------------------------------------
PC & Peripherals                          14.3
--------------------------------------------------
Electronics                               11.5
--------------------------------------------------
Telecommunications                         9.9
--------------------------------------------------
Plastics                                   4.6
--------------------------------------------------
Iron & Steel                               4.0
--------------------------------------------------
Textiles & Apparel                         2.6
--------------------------------------------------
General Merchandise Stores                 2.4
--------------------------------------------------
Petroleum Services                         2.1
--------------------------------------------------

* Percentages based on total investments at February 28, 2005 and August 31,
  2004.

    INDUSTRY ALLOCATION
--------------------------------------------------------------------------------

INDUSTRY ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
PIE CHART

Other                             18.7%
Semi-conductor                    20.3%
Financial Services                16.7%
Electronics                       12.6%
PC & Peripherals                  12.2%
Telecommunications                10.8%
Plastics                           8.7%

Fund holdings are subject to change and percentages shown below are based on total investments as of February 28, 2005. The pie chart illustrates the allocation of the investment by industry. A complete list of holdings as of February 28, 2005 is contained in the Portfolio of Investments included in this report. The most current available data regarding portfolio holdings and sector allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2005 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- 94.3%
BASIC INDUSTRIES -- 15.2%
IRON & STEEL -- 4.3%
China Steel Corp. ...................   9,200,000   $ 10,955,906
                                                    ------------
PETROLEUM SERVICES -- 2.2%
Formosa Petrochemical Corp. .........   2,774,000      5,490,860
                                                    ------------
PLASTICS -- 8.7%
Formosa Chemicals & Fibre Corp. .....   4,200,000      8,381,075
Formosa Plastic Corp. ...............   4,218,000      7,738,204
Nan Ya Plastics Corp. ...............   3,776,000      5,760,618
                                                    ------------
                                                      21,879,897
                                                    ------------
TOTAL BASIC INDUSTRIES...............                 38,326,663
                                                    ------------
DURABLES -- 1.8%
AUTOMOBILES, TIRES &
  ACCESSORIES -- 1.8%
Cheng Shin Rubber Industry Co.
  Ltd. ..............................   3,600,000      4,507,242
                                                    ------------
FINANCE -- 16.7%
BANKS -- 2.1%
International Bank of Taipei.........   7,000,000      5,271,966
                                                    ------------
FINANCIAL SERVICES -- 14.6%
Cathay Financial Holding Co. Ltd. ...   5,000,000     10,138,397
Chinatrust Financial Holding Co.
 Ltd. ...............................   8,476,000     10,121,004
E. Sun Financial Holding Co. Ltd. ...  10,000,000      8,142,903
Mega Financial Holding Co. ..........  12,500,000      8,448,665
                                                    ------------
                                                      36,850,969
                                                    ------------
TOTAL FINANCE........................                 42,122,935
                                                    ------------
RETAIL & WHOLESALE -- 3.3%
GENERAL MERCHANDISE STORES -- 3.3%
President Chain Store Corp. .........   4,934,000      8,337,142
                                                    ------------
TECHNOLOGY -- 55.9%
ELECTRONICS -- 12.6%
Asia Vital Components Co. Ltd. ......   1,510,000      1,385,098
Au Optronics Corp. ..................   4,605,000      7,203,186
Career Technology (MFG.) Co. Ltd. ...   3,500,000      5,519,794
Cheng Uei Precision Industry Co.
 Ltd. ...............................   2,340,000      6,062,762
Merry Electronics Co. Ltd. ..........   2,200,000      5,770,840
Tripod Technology Corp. .............   3,200,000      4,892,179
Wus Printed Circuit Co. Ltd. ........   2,000,000        955,906
                                                    ------------
                                                      31,789,765
                                                    ------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
PC & PERIPHERALS -- 12.2%
Asustek Computer, Inc. ..............   5,780,000   $ 16,556,807
Benq Corp. ..........................   2,000,000      2,233,666
Hon Hai Precision Industry Co.
 Ltd. ...............................   2,596,000     12,073,447
                                                    ------------
                                                      30,863,920
                                                    ------------
SEMI-CONDUCTOR -- 20.3%
MediaTek, Inc. ......................   1,800,000     13,498,552
Powerchip Semiconductor Corp. (a)....   9,000,000      7,560,348
Powertech Technology Inc. ...........   1,300,000      3,723,849
Sunplus Technology Co. Ltd. .........   3,850,000      6,257,644
Taiwan Semiconductor Manufacturing
 Co. ................................   7,200,000     12,745,414
United Microelectronics Corp. Ltd.
 (a).................................  11,238,000      7,523,347
                                                    ------------
                                                      51,309,154
                                                    ------------
TELECOMMUNICATIONS -- 10.8%
Chunghwa Telecom Co. Ltd. ...........   5,100,000     10,505,310
Ichia Technologies, Inc. ............   2,000,000      2,677,824
Taiwan Cellular Corp. ...............   5,600,000      6,037,979
Zyxel Communications Corp. ..........   3,600,000      8,110,718
                                                    ------------
                                                      27,331,831
                                                    ------------
TOTAL TECHNOLOGY.....................                141,294,670
                                                    ------------
TRANSPORTATION -- 1.4%
TRANSPORTATION -- 1.4%
Yang Ming Marine Transport...........   3,720,000      3,663,727
                                                    ------------
TOTAL COMMON STOCKS
 (Identified Cost -- $170,659,281)...                238,252,379
                                                    ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                       PRINCIPAL        US$
                                         AMOUNT        VALUE
                                          NT$         (NOTE 1)
                                       ---------      --------
CERTIFICATES OF DEPOSIT -- 0.1%
China Airlines 1.05%, 3/18/05 (b)....   9,961,063   $    320,600
                                                    ------------
COMMERCIAL PAPER -- 5.4%
Allied Material Technology Corp.
  1.05%, 5/16/05 (b).................  99,847,159      3,210,956
China Trust Commercial Bank 1.05%,
 4/14/05 (b).........................  50,000,000      1,606,606
Les Enphants Co Ltd 1.10%, 4/11/05
 (b).................................  74,794,779      2,407,299
Taishin International Bank 1.10%,
 6/30/05 (b).........................  20,129,576        647,878
Tecom 1.10%, 5/31/05 (b).............  179,188,641     5,767,256
                                                    ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost -- $13,384,203)....                 13,639,995
                                                    ------------
                                        MATURITY
                                         AMOUNT
                                          US$
                                        --------
REPURCHASE AGREEMENT -- 0.2%
State Street Bank and Trust Co.
  0.06% dated 2/28/05 due 3/7/05
    (collateralized by U.S. Treasury
    Note 3.625%, 1/15/10, market
    value $520,176)..................  $  508,059   $    508,000
                                                    ------------
TOTAL INVESTMENTS -- 100%
  (Cost -- $184,854,944).............               $252,720,974
                                                    ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 2005, the aggregate cost basis of the Fund's investment securities for income tax purposes was $185,067,273.

Net unrealized appreciation of the Fund's investment securities was $67,653,701 of which $68,916,925 related to appreciated investment securities and $1,263,224 related to depreciated investment securities. In addition, as of August 31, 2004, the Fund's last fiscal year end, the Fund had a capital loss carryforward of $71,371,135 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($7,374,675), August 31, 2010 ($39,995,101) and August 31, 2011 ($24,001,359.)

    The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2005 (Unaudited)

ASSETS
Investments in securities, at value
  (cost $184,854,944) (Notes 1 and
  2) - See accompanying schedule........                 $252,720,974
Cash....................................                       10,303
Cash in New Taiwan dollars (cost
 $2,133,601)............................                    2,143,348
Receivable for investments sold.........                      757,059
Interest receivable.....................                       15,256
                                                         ------------
 Total assets...........................                  255,646,940
                                                         ------------
LIABILITIES
Payable for investments purchased.......    10,133,818
Accrued management fee (Note 3).........       145,797
Taiwan withholding tax payable (Note
 1).....................................         3,007
Other payables and accrued expenses.....       153,389
                                          ------------
 Total liabilities......................                   10,436,011
                                                         ------------
NET ASSETS..............................                 $245,210,929
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.........................                  244,846,401
Undistributed net investment loss.......                   (1,274,518)
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency.......................                  (66,201,434)
Net unrealized appreciation on
 investment securities and foreign
 currency...............................                   67,840,480
                                                         ------------
NET ASSETS..............................                 $245,210,929
                                                         ============
NET ASSET VALUE, per share
 ($245,210,929/ 16,365,572 shares
 outstanding)...........................                       $14.98
                                                         ============

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2005 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $    19,436
Interest..................................                     49,501
                                                          -----------
                                                               68,937
Less: Taiwan withholding tax (Note 1).....                     (8,419)
                                                          -----------
 Total Income.............................                     60,518
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 1,955,092
 Performance adjustment...................     (329,896)
Custodian fees and expenses...............      185,581
Administration and accounting fees (Note
 3).......................................      110,309
Directors compensation (Note 3)...........      210,716
Legal.....................................      136,577
Audit.....................................       43,675
Shareholder communications................       36,538
Delaware franchise tax....................       20,026
Insurance fees............................       48,722
Miscellaneous.............................        8,425
Transfer agent fees.......................        8,658
                                            -----------
 Total expenses...........................                  2,434,423
                                                          -----------
 NET INVESTMENT LOSS......................                 (2,373,905)
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain on:
 Investment securities....................    5,281,040
 Foreign currency transactions............      100,837
                                            -----------
                                                            5,381,877
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   33,562,113
 Assets and liabilities denominated in
   foreign currencies.....................      (26,792)
                                            -----------
                                                           33,535,321
                                                          -----------
Net realized and unrealized gain..........                 38,917,198
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $36,543,293
                                                          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended
                                                                February 28,       Year Ended
                                                                    2005         August 31, 2004
                                                              ----------------   ---------------
                                                                (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)...............................    $ (2,373,905)     $    475,165
 Net realized gain on investments and foreign currency
   transactions.............................................       5,381,877        23,761,336
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      33,535,321       (26,019,393)
                                                                ------------      ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      36,543,293        (1,782,892)
                                                                ------------      ------------
Distributions to shareholders
 From net investment income.................................        (498,168)               --
                                                                ------------      ------------
 Total distributions to shareholders........................        (498,168)               --
                                                                ------------      ------------
 Total increase in net assets...............................      36,045,125        (1,782,892)
                                                                ------------      ------------
NET ASSETS
 Beginning of period........................................     209,165,804       210,948,696(a)
                                                                ------------      ------------
 End of period..............................................     245,210,929       209,165,804
                                                                ============      ============
 Undistributed net investment income (loss) end of period...    $ (1,274,518)     $  1,597,555
                                                                ============      ============

(a)  Restated (Note 5)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                 Six Months
                                   Ended                                 Year Ended August 31,
                                February 28,     ----------------------------------------------------------------------
                                    2005            2004           2003           2002           2001         2000(e)
                                ------------     ----------     ----------     ----------     ----------     ----------
                                (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of
 period.......................   $    12.78      $    12.89(d)  $    11.37(d)  $    10.81(d)  $    21.49(d)  $    21.67(d)
                                 ----------      ----------     ----------     ----------     ----------     ----------
Income from Investment
 Operations
 Net investment loss (a)......        (0.15)           0.03           0.00(d)       (0.12)(d)      (0.22)(d)      (0.35)(d)
 Net realized and unrealized
   gain (loss) on
   investments................         2.38           (0.14)          1.52           0.68         (10.26)          0.17
                                 ----------      ----------     ----------     ----------     ----------     ----------
 Total from investment
   operations.................         2.23           (0.11)          1.52(d)        0.56(d)      (10.48)(d)      (0.18)(d)
                                 ----------      ----------     ----------     ----------     ----------     ----------
Less Distributions
 From net investment income...        (0.03)             --             --             --             --             --
                                 ----------      ----------     ----------     ----------     ----------     ----------
 From net realized gains......           --              --             --             --          (0.20)            --
                                 ----------      ----------     ----------     ----------     ----------     ----------
 Total distributions..........        (0.03)             --             --             --          (0.20)            --
                                 ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of
 period.......................   $    14.98      $    12.78     $    12.89(d)  $    11.37(d)  $    10.81(d)  $    21.49(d)
                                 ==========      ==========     ==========     ==========     ==========     ==========
Market value, end of period...   $    13.90      $    10.99     $    11.09     $     9.27     $     9.88     $    17.63
                                 ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN
Per share market value........        26.79%          (0.90)%        19.63%         (6.17)%       (43.16)%        (3.75)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................   $  245,211      $  209,166     $  210,949(d)  $  186,032(d)  $  176,945(d)  $  351,741(d)
Ratio of expenses to average
 net assets (b)...............         1.97%(c)(f)       2.07%        2.05%(d)       2.20%(d)       2.69%(d)       2.28%(d)
Ratio of expenses to average
 net assets, excluding stock
 dividend tax expense
 (benefit)....................         1.99%(c)(f)       1.82%        1.76%(d)       1.98%(d)       2.21%(d)       1.92%(d)
Ratio of net investment income
 (loss) to average net
 assets.......................        (1.92)%(c)(f)       0.21%       0.01%(d)      (0.97)%(d)      (1.56)%(d)      (1.52)%(d)
Portfolio turnover rate.......           36%             76%           148%           167%           125%           139%

(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)  Annualized
(d)  Restated (Note 5)
(e)  Unaudited.
(f) Ratio includes one-time charge to the management fees; see Note 3. Without this charge the ratios would be 1.74%, 1.76% and (1.68%), respectively.

    The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract, the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2005, the Fund had no open Forwards.

Indemnification Obligations. Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2005, purchases and sales of securities, other than short-term securities, aggregated $79,211,596 and $76,271,755, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Asset Management (Taiwan) Limited receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +/-0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six months ended February 28, 2005, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.00% of average net assets, excluding the following one-time charge. During the period, the basic fee included a one-time charge of approximately $525,000 as a further revision to performance fee adjustments for the fiscal years prior to 2000. The management fee including this charge is equivalent to an annual rate of 1.24% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended, and $1,000 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 2005, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. PRIOR PERIOD RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the management contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections

--------------------------------------------------------------------------------

5. PRIOR PERIOD RESTATEMENT - continued

on net assets, net asset value per share and the ratio of expenses were as follows:

                                       NAV PER    EXPENSE
                         NET ASSETS     SHARE      RATIO
                         ----------    -------    -------
Cumulative effect at
  September 1, 1999      $1,088,492     $0.06        n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01      -0.02%
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)      0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00       0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01      -0.07%

    OTHER INFORMATION (unaudited)

--------------------------------------------------------------------------------
RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD JANUARY 28, 2005

1.) Election of Directors -- The stockholders of the Fund elected M. Christopher Canavan, Jr., Harvey Chang, Benny T. Hu, Christina Liu, Anthony Kai Yiu Lo, Blair Pickerell, Joe O. Rogers, Lawrence Weber and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                              FOR      WITHHELD
                           ---------   ---------
Christina Liu              8,271,904   1,693,543
Harvey Chang               8,271,354   1,694,093
Shao-Yu Wang               8,267,138   1,698,309
Lawrence F. Weber          8,266,689   1,698,758
Joe O. Rogers              7,515,683   2,449,764

                              FOR      WITHHELD
                           ---------   ---------
Anthony Kai Yiu Lo         7,482,104   2,483,343
M. Christopher Canavan
  Jr.                      7,482,063   2,483,384
Benny T. Hu                7,481,947   2,483,500
Blair Pickerell            7,480,888   2,484,559

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2005, no shares have been repurchased by the Fund since the program has been in place.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is available by calling the same number and on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Form N-Q has been filed as of January 31, 2005 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Equiserve Trust Company, N.A. ("Equiserve" or the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components: reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing:
Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHO SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, 1-800-426-5523.
If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                                         PRINCIPAL
                                                                  OCCUPATION OR EMPLOYMENT
NAME, ADDRESS                       PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                           WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------                       --------------     --------   ------------------------   -----------------------
DIRECTORS CONSIDERED INDEPENDENT PERSONS
Shao-Yu Wang (81)                 Chairman of the        1986     Chairman of the Board of   Director, America
Apt. 5H                           Board and Director              Trustees, Soochow          California Bank
No. 56 Tun Hwa                                                    University                 (2003-present)
South Road, Section 2                                             (1987-present); Chairman
Taipei, Taiwan, ROC                                               of the Board of
                                                                  Trustees, Min Chuan
                                                                  University, (1986-
                                                                  present); Chairman of
                                                                  the Board of Trustees,
                                                                  Fu-Dan High School
                                                                  (1986-present);
                                                                  Chairman, Evernew
                                                                  Biotech, Inc. (1985-
                                                                  Present); Director, TSR
                                                                  Corp. (1985-present)
Christina Liu (49)                Director               2005     Consultative Board         Director, Taiwan Stock
Suite 316, No. 3-1                                                Member, Commission On      Exchange (1995-2002)
Jinan Road                                                        Economic Planning and
Taipei, Taiwan, ROC                                               Development, Executive
                                                                  Yuan, Taiwan, ROC (1996-
                                                                  present); Consultative
                                                                  Board Member, Central
                                                                  Deposit Insurance Corp.
                                                                  Taiwan, ROC (1996-2002)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL
                                                                  OCCUPATION OR EMPLOYMENT
NAME, ADDRESS                       PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                           WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------                       --------------     --------   ------------------------   -----------------------
Harvey Chang (53)                 Director               2005     President and Chief        Director, Taiwan
19F, No. 172-1, Section 2                                         Executive Officer,         Cellular Corp.
Ji-Lung Road                                                      Taiwan Cellular Corp.
Taipei, Taiwan, ROC 106                                           (September 2003-
                                                                  present); Senior Vice
                                                                  President and Chief
                                                                  Financial Officer,
                                                                  Taiwan Semiconductor
                                                                  Manufacturing Co.
                                                                  (February 1998-
                                                                  September 2003)
Joe O. Rogers (56)                Director               1986     Organizing Member, The     Director and Member of
2477 Foxwood Drive                                                Rogers Team LLC, (July     the Audit Committee,
Chapel Hill, NC 27514                                             2001-present); Manager,    The China Fund, Inc.
                                                                  The J-Squared Team LLC     (1992-present)
                                                                  (April 2003-May 2004);
                                                                  Executive Vice
                                                                  President, Business
                                                                  Development, Planet
                                                                  Portal Inc. (September
                                                                  1999-May 2001);
Lawrence F. Weber (69)            Director               1995     Independent Consultant              --
156 Ide Rd.                                                       (1993- present)
Williamstown, MA 01267

--------------------------------------------------------------------------------

                                                                         PRINCIPAL
                                                                  OCCUPATION OR EMPLOYMENT
NAME, ADDRESS                       PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                           WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------                       --------------     --------   ------------------------   -----------------------
M. Christopher Canavan, Jr. (65)  Director               2003     Independent Consultant     Director and Chairman
73 Brook Street                                                   (2000- present);           of The Audit Committee,
Wellesley, MA 02482                                               Partner, Pricewaterhouse   Bruker Biosciences,
                                                                  Coopers LLP (Coopers &     Inc. (2000-present)
                                                                  Lybrand) (1972-1999)
Anthony Kai Yiu Lo (56)           Director               2003     Director, Advantage Ltd.   Member of Listing
1201 Sun Hung Kai                                                 (2004-present); Founder    Committee, Stock
Centre                                                            and Managing Director,     Exchange of Hong Kong
30 Harbor Road                                                    Advantage Ltd.             Ltd. (1996- present)
Wanchai, Hong Kong                                                (1999-2004); Vice
                                                                  Chairman, ABN Amro HG
                                                                  Asia Ltd. (1998-1999)
DIRECTORS CONSIDERED INTERESTED PERSONS
*Benny T. Hu (55)                 President and          1993     Chairman, China            Director, USI Far East
30 F, 99 Tun Hwa                  Director                        Development Industrial     Corp. (2004-present);
South Road, Section 2                                             Bank (June 2003-May        Supervisor, China Steel
Taipei, Taiwan, ROC                                               2004); Chairman, China     Corp. (2004-present);
                                                                  Development Asset          Supervisor, Winbond
                                                                  Management Corp. (June     Electronics Corp.
                                                                  2001-May 2004);            (2002-present);
                                                                  Ambassador-at-Large,       Director, China
                                                                  Republic of China (May     Development Financial
                                                                  2001-present)              Holding Corp. (June
                                                                                             2001-May 2004)
                                                                                             Director, Yangming
                                                                                             Marine Transport Corp.
                                                                                             (2001-present)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL
                                                                  OCCUPATION OR EMPLOYMENT
NAME, ADDRESS                       PRESENT OFFICE     DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                           WITH THE FUND       SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------                       --------------     --------   ------------------------   -----------------------
Adelina N. Y. Louie (38)          Secretary,             2004     Chief Operating Officer,            --
99 Tun Hwa South Road, Section 2  Treasurer and                   HSBC Asset Management
Taipei, Taiwan, ROC               Chief Compliance                (Taiwan) Ltd. (March
                                  Officer                         2004-Present); Area
                                                                  Commercial Manager, HSBC
                                                                  (U.K.) Ltd. (February
                                                                  2003-March 2004); Senior
                                                                  Vice President, Custody
                                                                  & Clearing, HSBC
                                                                  (Indonesia) Limited
                                                                  (June 2002-February
                                                                  2003); Vice President,
                                                                  Custody & Clearing, HSBC
                                                                  (Philippines) Ltd. (May
                                                                  2000-June 2002)
*Blair Pickerell (48)             Director               2005     Chairman, HSBC Asset                --
Chief Executive, Asia-Pacific                                     Management (Taiwan) Ltd.
HSBC Asset Management (Hong                                       (May 2003-present);
Kong) Limited                                                     Chief Executive Officer,
Level 22 HSBC Main Building                                       Asia-Pacific, HSBC Asset
1 Queen's Road Central                                            Management Ltd. group of
Hong Kong, China                                                  entities in Asia Pacific
                                                                  (May 2003-present);
                                                                  Managing Director,
                                                                  Capital Holdings Ltd.
                                                                  (January 2003-May 2003);
                                                                  Managing Director, JF
                                                                  Asset Management Ltd.
                                                                  (August 1999-December
                                                                  2002)

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund. Mr. Pickerell is deemed to be an interested person because of his affiliation with the Fund's investment adviser.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    Christina Liu, Director
    Joe O. Rogers, Director
    Blair Pickerell, Director
    Harvey Chang, Director
    Lawrence F. Weber, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary, Treasurer and Chief Compliance Officer Leonard B. Mackey, Jr., Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Equiserve Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, MA

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as part of the report to stockholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

----------------------------------------------------------------------------------------------------------------------
Period              (a)                 (b)               (c)                      (d)
                    Total Number of     Average Price     Total Number of Shares   Maximum Number (or Approximate
                    Shares (or Units)   Paid per Share    (or Units) Purchased as  Dollar Value) of Shares (or
                    Purchased           (or Unit)         Part of Publicly         Units) that may yet be Purchased
                                                          Announced Plans or       Under the Plans or Programs
                                                          Programs
----------------------------------------------------------------------------------------------------------------------
September 1-30               0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------
October 1-31                 0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------
November 1-30                0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------
December 1-31                0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------
January 1-31                 0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------
February 1-28                0                 N/A                    0                            0
----------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days of the filing date of this Form N-CSR, Benny T. Hu, the registrant's President, and Adelina Louie, the registrant's Treasurer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their evaluation, Mr. Hu and Ms. Louie determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:      /s/ Benny T. Hu
         ------------------
         Benny T. Hu
         President of The Taiwan Fund, Inc.

Date:    May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Benny T. Hu
         ------------------
         Benny T. Hu
         President of The Taiwan Fund, Inc.

By:      /s/ Adelina Louie
         ------------------
         Adelina Louie
         Treasurer of The Taiwan Fund, Inc.

Date:    May 6, 2005